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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report
  (Date of earliest event reported)  November 17, 1998 (November 16, 1998)
                                     -------------------------------------

                     Superior National Insurance Group, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                     0-25984                 95-4610936
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        (State or other                (Commission            (I.R.S. Employer
          jurisdiction                 File Number)          Identification No.)
       of incorporation)

       26601 Agoura Road, Calabasas, California                   91302
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (818) 880-1600
                                                    --------------




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         (Former name or former address, if changed since last report.)


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ITEM 5.

               Attached hereto as Exhibit 99.1 is the press release issued by Superior National Insurance Group, Inc. dated November 16, 1998 which is hereby incorporated by reference herein.

               Attached hereto as Exhibit 99.2 is the form of Notice of Guaranteed Delivery referenced in the press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c)    EXHIBITS.

               99.1      Press release dated November 16, 1998.

               99.2      Form of Notice of Guaranteed Delivery.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 17, 1998


                                         SUPERIOR NATIONAL INSURANCE GROUP, INC.


                                         By:  /s/ J. CHRIS SEAMAN
                                              ----------------------------------
                                              J. Chris Seaman
                                              Executive Vice President and
                                              Chief Financial Officer












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                                  EXHIBIT INDEX



  Exhibit
  Number                             Description
  ------                             -----------
   99.1               Press release dated November 16, 1998.

   99.2               Form of Notice of Guaranteed Delivery.












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